Label	Element	Value
MARA Project [Member]
Proportion of ownership interests held by non-controlling interests	ifrs-full_ProportionOfOwnershipInterestsHeldByNoncontrollingInterests	43.75%
Provision for decommissioning, restoration and rehabilitation costs [member]
Disclosure Of Decommissioning, Restoration And Similar Liabilities [Text Block]	auy_DisclosureOfDecommissioningRestorationAndSimilarLiabilitiesTextBlock
The Company incurs environmental rehabilitation liabilities relating to its operating and closed mines and development projects. Significant rehabilitation activities include land rehabilitation, demolition of buildings and mine facilities, and ongoing care and maintenance and monitoring.

The Company estimates future rehabilitation costs based on the level of current mining activity and estimates of costs required to fulfill the Company’s future obligations. Changes in environmental rehabilitation provision estimates during the year reflect changes in cash flow estimates as well as assumptions including discount and inflation rates.

At December 31, 2021, the present value of the environmental rehabilitation provision relating to the Company's mining properties was estimated at $377.2 million (December 31, 2020: $392.7 million) using discount rates ranging between 0.37% and 131.96% (December 31, 2020: 0.08% and 52.76%). The undiscounted value of these liabilities was $547.0 million (December 31, 2020: $527.1 million).

The following table reconciles the beginning and ending carrying amounts of the Company's environmental rehabilitation provision. The majority of the expenditures are expected to take place over the next 100 years. Certain obligations related to post closure monitoring and maintenance at the Company's Chilean mines are expected to continue in perpetuity.

	2021	2020
Balance, beginning of year	$392.7	$220.4
Environmental rehabilitation provisions acquired during the year (Note 6)	3.0	85.7
Accretion expense included in finance costs	13.9	9.0
Revisions in estimates and obligations	6.0	82.4
Expenditures during the current year	(16.2)	(3.2)
Foreign exchange impact	(20.7)	(1.6)
Environmental rehabilitation provisions disposed of during the year	(1.5)	—
Balance, end of year	$377.2	$392.7
Current(i)	$24.3	$29.2
Non-current	352.9	363.5
	$377.2	$392.7
(i)The current portion of the environmental rehabilitation provision is included in the current portion of Other Provisions and Liabilities. Refer to Note 27.

Regulatory authorities in certain jurisdictions require that security be provided to cover the estimated environmental rehabilitation obligations. As at December 31, 2021, the Company had outstanding letters of credit in the amount of $71.4 million (C$90.5 million) (December 31, 2020: $66.4 million (C$84.6 million)) representing guarantees for reclamation obligations and road construction relating to the Company's share of mining interest in Canadian Malartic, and $34.1 million (December 31, 2020: $20.1 million) and $13.6 million (December 31, 2020: $13.7 million) representing guarantees for reclamation obligations relating to the Company's Chilean mines and US properties, respectively. These letters of credit are automatically extended for one year periods from their expiration dates. The Company's MARA Project also had outstanding bank guarantees for reclamation obligations totalling $55.6 million as at December 31, 2020, for which an equivalent amount of cash collateral had been posted at the time.